Exhibit 10.20

FIRST AMENDMENT TO
PURCHASE AND SALE AGREEMENT
(300-306 W. Fayette Street)

        THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “First Amendment”) is made, and shall be effective for all purposes, as of September 7, 2004 by and between PKLB Limited Partnership, a Maryland limited partnership (“Seller”), and The Kevin F. Donohoe Company, a Pennsylvania corporation (“Purchaser”).

RECITALS:

        R-1.         Seller and Purchaser entered into a Purchase and Sale Agreement dated as of July 26, 2004 (the “Original Agreement”). Unless otherwise provided in this First Amendment, all capitalized terms shall have the same meaning as defined in the Original Agreement.

        R-2.         Seller and Purchaser desire to amend the Original Agreement as hereinafter set forth.

        IN CONSIDERATION of the mutual covenants and agreement contained in the Original Agreement and this First Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby covenant and agree as follows:

        1.         Incorporation of Recitals.    The foregoing Recitals are incorporated in this First Amendment and made a part hereof by this reference to the same extent as if set forth herein in full.

        2.         Amendment of Original Agreement.    The Original Agreement is hereby modified to extend the time and date of expiration of the Inspection Period to 5:00 PM (E.S.T.) on September 20, 2004.

        3.         Ratification of Agreement.    Except as set forth in this First Amendment, all the terms and conditions contained in the Original Agreement are hereby ratified and shall remain in full force and effect. In the event that any of the terms, conditions and provisions of this First Amendment shall conflict with any of the terms, conditions and provisions of the Original Agreement, then, and in such event, the terms, conditions and provisions of this First Amendment shall prevail and be controlling.

        4.         Effective Date of Amendment.    The effective date of this First Amendment shall be September 7, 2004.

        5.         Counterparts.    This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, when taken together, shall be deemed to be a single instrument.

        IN WITNESS WHEREOF, and intending to be legally bound, the undersigned have duly executed this First Amendment under seal.

WITNESS/ATTEST: /s/ Douglas R. Veasey /s/ Linda L. Reeves Kenner	PURCHASER:

THE KEVIN F. DONAHOE COMPANY, INC.

By:  /s/ Henry B. Glover, Jr.
Name:  Henry B. Glover, Jr.
Title:  Vice President

SELLER:

PKLB LIMITED PARTNERSHIP

By:  BASi Maryland, Inc., General Partner

By:  /s/ Michael Silvon
Name:  Michael Silvon
Title:  Secretary